SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934


Check the appropriate box:

          |_|     Preliminary Information Statement
          |X|     Definitive Information Statement

                          CORPORATE ROAD SHOW.COM, INC.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee  computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1)    Title of each class of securities to which transaction applies:

             Common Stock, par value $0.0001 per share

      2)    Aggregate number of securities to which transaction applies:

            5,795,600 shares of Common Stock

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4)    Proposed maximum aggregate value of transaction:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

                          CORPORATE ROAD SHOW.COM, INC.
                          80 Orville Drive - Suite 100
                                Bohemia, NY 11716
                                 (631) 244-1555
                    Notice of Written Consent of Stockholders
                                 August 19, 2004

Stockholders of CORPORATE ROAD SHOW.COM, INC. (the "Company"):

      This Information Statement is circulated to advise the stockholders of action already approved by written consent of the stockholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

      The actions to be effective twenty days after the mailing of this Information Statement are as follows:

1. effect an amendment of the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 20,000,000 to 500,000,000
2. effect a 50-for-1 forward stock split of our issued and outstanding shares of Common Stock. There will not be an affect on the par value of such shares.

      Attached hereto for your review is an Information Statement relating to the above-described actions.

                                           By Order of the Board of Directors,

                                           /s/ Frank Ferraro
                                           Frank Ferraro, Director


August 30, 2004
Bohemia, New York

                          CORPORATE ROAD SHOW.COM, INC.

                              INFORMATION STATEMENT

This Information Statement, which is being mailed to stockholders on or about August 31, 2004, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by the management of Corporate Road Show.Com, Inc. (the "Company"). The Company, a New York corporation, for use in connection with certain actions to be taken by the written consent by the holders of the majority of the outstanding voting capital stock of the Company. The actions to be taken pursuant to the written consent shall be effective at least twenty (20) days after the Definitive Information Statement is first mailed to the shareholders.

            THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
               AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER
                   ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

      NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of the holders of the majority of the outstanding voting capital stock of the Company in lieu of a special meeting of the stockholders. The following actions will be effective no earlier than September 21, 2004:


1.    effect  an  amendment  of  the  Company's   Certificate  of  Incorporation
      increasing the number of authorized shares of Common Stock from 20,000,000 to 500,000,000; and

2. effect a 50-for-1 forward stock split of our issued and outstanding shares of Common Stock. There will not be an affect on the par value of such shares.

                       THE APPROXIMATE DATE OF MAILING OF
                  THIS INFORMATION STATEMENT IS AUGUST 31, 2004

      Stockholders of record at the close of business on August 19, 2004 (the "Record Date") are entitled to notice of the action to be effective on or about September 21, 2004. As of the Record Date, our authorized capitalization consisted of 20,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), of which 5,795,600 were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

      Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the stockholders. We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on September 21, 2004.

      This Information Statement will serve as written notice to stockholders pursuant to the New York State Business Corporation Law.

      Our stockholders are not entitled to appraisal rights under the New York State Business Corporation Laws in connection with the forward stock split or the transfer of all assets and liabilities.

                    CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company.

ABOUT THE COMPANY

      Presently, we are an internet based marketing company which produces and hosts corporate videos. Currently our main service is videotaping corporate interviews or events and making the presentations available on the worldwide web via our website www.corporateroadshow.com. Our website serves as a distribution center for companies seeking to showcase their products and market their goods and services to the investment community and general public at large. We have the capabilities to produce high quality but reasonably priced custom-made "live" and "on demand" video and audio productions as we contract a local studio to perform the original video production work and that any interviews that we produce are filmed by an independent video crew that we retain.

      Our fees are scaled depending on the extent of services rendered by us. Fees can vary depending on different needs the client might have for video production. Although we have yet to produce a video with a celebrity interviewer, a client may desire such. In that event, we would anticipate having to charge more based on the hiring of the actor. We also charge extra for traveling out of state or to different locations. In determining our fees for hosting several factors are: the length of the production; number of mega bytes it converts into; the level of streaming (56K,DSL,T-1); and the term of the hosting agreement. Our ISP charges us a monthly fee of $1.00 per mega byte per month. Thus, if a 15minute production translates into 60MB, our hosting cost would be $60 for that month for that video. We have to incorporate these charges in our fees as well.

      Our content can vary depending on the company. Our content in our past, whether it be an interview or presentation has been limited to corporate executives discussing their company and its respective services. In all of our productions we put a general disclaimer on the front page of our website which discloses the number of shares of our clients we have been paid for our services. Only companies that have not paid us for our services are not found in the disclaimer. Regarding our disclaimer, we now have a click thru button to make sure visitors have acknowledged reading the disclaimer before viewing the videos. This same disclaimer is also annexed to the video files.

      In addition to the continued development of our core internet business, we are now poised to begin the second phase of our corporate growth: television production. We believe that by producing a weekly half-hour "investment format" program featuring small to mid-sized companies, we can offer a value added service previously unavailable to that targeted capital market. Initially, we intend to televise such a program in the New York metropolitan region.

HOW WE ARE ORGANIZED

         We were incorporated pursuant to the laws of the State of New York on November 1, 1999 under the name Corporate Road Show.Com Inc. On July 1, 2000 we launched our website on the Internet and began a limited marketing campaign for our Internet based presentations.
         We are authorized to issue one class of capital stock, which is common stock. Our total authorized common stock is 20,000,000 shares, $0.0001 par value and we currently have 5,795,600 common shares outstanding. MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

      The Company has filed a Form 15c2-11 to apply for listing on the OTC-BB. However, at present our common stock is not listed on any exchange.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

      As the Company is in the process of applying for listing on the OTC-BB, the Board of Directors of the Company (the "Board") believes that the stockholders of the Company will benefit from the availability of additional shares which will create a more liquid public market for its common stock once it is listed on the OTC-BB. In order to facilitate such transaction, the Board has determined that the capitalization structure of the Company should be increased.

      Accordingly, it was the Board's opinion that the restructuring transactions described above would better position the Company to attract potential business candidates and provide the stockholders of the Company with the greatest potential return. The Board approved the above actions on August 20, 2004 and stockholders holding a voting majority of the outstanding voting capital stock of the Company approved the above actions on August 20, 2004.

                               ACTIONS TO BE TAKEN

      This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

  INCREASE OF THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND SUBSEQUENTLY
                    EFFECT A 50-FOR-1 FORWARD STOCK SPLIT OF
                ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK

GENERAL

      Our Board unanimously the increase of our authorized common shares from 20,000,000 to 500,000,000 and the subsequent forward 50-for-1 forward split on August 20, 2004. On that same day the Company thereafter received the consent of the majority of the outstanding shares of our common stock. The Company will, when permissible following the expiration of the twenty (20) day period mandated by Rule 14c and the New York Business Corporation Law, file an amendment to our Certificate of Incorporation increasing the authorized shares of the Company. This amendment will not be filed until after a date which is at least twenty
(20) days after the filing and mailing of this Definitive Information Statement. Immediately thereafter, the Company will effect the forward split.

INCREASE OF AUTHORIZED

      The increase of our authorized common stock will not have any immediate effect on the rights of existing stockholders. However, our Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

      The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within the limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

      The proposed Articles of Amendment to the Certificate of Incorporation, attached hereto as Appendix A, will become effective when they are filed with the New York Secretary of State. We anticipate that such filing will occur twenty (20) days after this Definitive Information Statement is first mailed to shareholders.

      The entire cost of furnishing this Information Statement will be borne by our company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

      Our board of directors have fixed the close of business on August 19, 2004 as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 5,795,600 shares of common stock issued and outstanding on that date. We anticipate that this Information Statement will be mailed on or about August 30, 2004 to all shareholders of record as of the Record Date.

FORWARD SPLIT OF 50-FOR-1

      The principal effect of the forward split will be that the number of shares of Common Stock issued and outstanding will be increased from 5,795,600 as of August 19, 2004 to 289,780,000 shares on September 22, 2004.

      The forward split will not affect the par value of our Common Stock. As a result, on the effective date of the forward split, the stated capital on our balance sheet attributable to our Common Stock will be the same as its present amount, and the additional paid-in capital account shall be the same amount. The per share net income or loss and net book value of our Common Stock will be decreased because there will be more shares of our Common Stock outstanding.

      The forward split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the forward split will remain fully paid and non-assessable. The forward split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

      Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the increased number of shares that would be outstanding after the forward split.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

      There is no procedure for exchange of stock certificates. Our transfer agent, Olde Monmouth Stock Transfer, will be apprised of the forward split and will update its records accordingly. The forward split will become effective on or about September 21, 2004, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-forward split shares will be deemed for all corporate purposes to evidence ownership of post-forward split shares.

      Our stockholders are not entitled to appraisal rights under the New York Business Corporation Law in connection with the forward split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES TO OUR TRANSFER AGENT. PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since January 1, 2003, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of the Company;

2. any proposed nominee for election as a director of the Company; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the increase in authorized capital as more particularly described herein.

                            DESCRIPTION OF SECURITIES

      The following is a summary description of our capital stock and certain provisions of our certificate of incorporation and by-laws, copies of which have been incorporated by reference as exhibits to our registration statement filed as No. 333-104815 which went effective on February 12, 2004. The following discussion is qualified in its entirety by reference to such exhibits. GENERAL Our authorized capital stock consists of 20,000,000 shares of common stock, par value $.0001 per share. COMMON STOCK The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Our certificate of incorporation and by-laws do not provide for cumulative voting rights in the election of directors. Accordingly, holders of a majority of the shares of our common stock entitled to vote in any election of directors may elect all of our directors standing for election. Holders of our common stock are entitled to receive ratably such dividends as may be declared by the Board out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in the assets remaining after payment of liabilities. Holders of common stock have no preemptive, conversion or redemption rights. All of the outstanding shares of common stock are fully-paid and non-assessable.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS
DIRECTORS

Presently, Mr. Frank Ferraro is the only member of our Board of Directors and was appointed to the Board in 1999. Mr. Ferraro has served consecutive three-year terms of which the current term expires in November of 2005.

The following table sets forth the name and, as of December 31, 2003, age and position of each director and executive officer of the Company.

     Name                Age        Position
     ----                ---        --------

 Frank Ferraro            40        Chairman, President, Secretary and Treasurer

BACKGROUND OF EXECUTIVE OFFICERS, DIRECTORS AND SIGNIFICANT EMPLOYEES

Frank Ferraro has been the Chief Executive Officer and President since inception. Mr. Ferraro has spent the last sixteen years in the financial field. Since April of 1996 Mr. Ferraro has been dually licensed with both Castle and Citadel Securities, respectively as a registered representative. Both Castle and Citadel are registered broker-dealers. With both Castle and Citadel, Mr. Ferraro helped develop and manage an electronic internet based proprietary trading system as well as a manager of a trading desk. Mr. Ferraro graduated from Hofstra University with a B.B.A. in Accounting in 1986. On April 28, 2003, Mr. Ferraro resigned from Castle Securities and Citadel Securities Corp., respectively.

                                BOARD COMMITTEES

Our Board has established no committees. Compliance with Section 16(a) of the Securities Exchange Act of 1934 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the "Commission") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, all of the Company's executive officers, directors and greater than 10% beneficial owners of its common Stock, have complied with Section 16(a) filing requirements applicable to them during the Company's most recent fiscal year.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth, as of August 19, 2004, the Record Date, the shares of our voting capital stock beneficially owned by each person, including management, known to us to be the beneficial owner of more than 10% of the outstanding shares of common stock. This does not include shares of preferred stock converted into common shares subsequent to the Record Date.

      All persons named in the table have the sole voting and dispositive power, unless otherwise indicated, with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of convertible securities are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.


                  Amount and Nature of
Name             Beneficial Ownership        Percentage of Class
----             --------------------        -------------------

Frank Ferraro    5,200,000 common shares            91%

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Section 722 of the New York Business Corporation Law enables a corporation in its original certificate of incorporation or an amendment to eliminate or limit the personal liability of a director to a corporation or its stockholders for violations of the director's fiduciary duty, except:

      o for any breach of a director's duty of loyalty to the corporation or its stockholders;

      o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

      o pursuant to Section 722 (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions); or

      o for any transaction from which a director derived an improper personal benefit.

      Our certificate of incorporation provides in effect for the elimination of the liability of directors to the extent permitted by the New York Business Corporation Law.

      Section 722 of the New York Business Corporation Law provides, in summary, that directors and officers of New York corporations are entitled, under certain circumstances, to be indemnified against all expenses and liabilities (including attorney's fees) incurred by them as a result of suits brought against them in their capacity as a director or officer, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful; provided, that no indemnification may be made against expenses in respect of any claim, issue or matter as to which they shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, they are fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Any such indemnification may be made by the corporation only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. Our bylaws entitle our officers and directors to indemnification to the fullest extent permitted by the New York Business Corporation Law.

      We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this Information Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB for the year ended December 31, 2003. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                             ADDITIONAL INFORMATION

      If you have any questions about the actions described above, you may contact William S. Rosenstadt, Esq., Rubin, Bailin, Ortoli LLP, 405 Park Avenue
- 15th Floor, New York, New York 10022.

      We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549.
Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

      We filed our annual report for the fiscal year ended December 31, 2003 on Form 10-KSB with the SEC. A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any stockholder to William S. Rosenstadt, Esq., Rubin, Bailin, Ortoli LLP, 405 Park Avenue - 15th Floor, New York, New York 10022. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

                      INFORMATION INCORPORATED BY REFERENCE

      The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

      Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

      All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

      Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

      This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                      DISTRIBUTION OF INFORMATION STATEMENT

      The cost of distributing this Information Statement has been borne by us and certain stockholders that consented to the action taken herein. The distribution will be made by mail.

      Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                              By Order of the Board of Directors

                                             /s/ Frank Ferraro
                                             -----------------------------------
                                             Frank Ferraro, Director
August 30, 2004
Bohemia, New York

                                   APPENDIX A
         CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF
             CORPORATE ROAD SHOW.COM INC. UNDER SECTION 805 OF THE
                            BUSINESS CORPORATION LAW

1.       Name of Corporation: CORPORATE ROAD SHOW.COM INC.

2.       The certificate of incorporation was filed on November 1, 1999.

3. Prior to the amendment the Fourth Article read: "FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is: Twenty Million (20,000,000) at 0.0001 par value." The Fourth Article has been amended as follows: "FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is: Five Hundred Million (500,000,000) at 0.0001 par value."

4. The amendment to the certificate of incorporation was authorized pursuant to Section 803(a) of the Business Corporation Law pursuant to which the corporation's board of directors authorized the amendment and subsequent to such authorization the majority of all outstanding shares entitled to vote thereon approved such action.


Officer Signature


/s/ Frank Ferraro
------------------------------
Frank Ferraro, President and Director



                                       13